Exhibit 10.34A

Execution Version

FIRST AMENDMENT TO

DEVELOPMENT, EPC AND PURCHASE AGREEMENT

(PROJECT AALIYAH)

This FIRST AMENDMENT TO DEVELOPMENT, EPC AND PURCHASE AGREEMENT (this “First Amendment”) is dated as of January 13, 2014 by and among Vivint Solar Developer, LLC, a Delaware limited liability company (“VSD”), Vivint Solar, Inc., a Delaware corporation (“VSI”, together with VSD, the “Sellers” and each a “Seller”), and Vivint Solar Aaliyah Project Company, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

WHEREAS, Sellers and Purchaser are each a party to that certain Development, EPC and Purchase Agreement dated as of November 5, 2013 (the “Agreement”). Initially capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Agreement.

WHEREAS, the Parties desire to amend the Agreement as set forth herein to modify certain provisions within the Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, of mutual promises of the parties hereto and of other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Parties hereby agree as follows:

1.	The following defined term in Section 1.1 of the Agreement is hereby deleted in its entirety and the following new definition is inserted in its stead, to read as follows:

“Completion Deadline” means December 31, 2014.

2.	The defined term “Initial Completion Deadline” in Section 1.1 of the Agreement is hereby deleted in its entirety.

3.	Sections 2.1(c) and 2.3(k) of the Agreement are hereby amended by deleting the term “Initial Completion Deadline” and replacing it with the term “Completion Deadline.”

4.	Section 2.2(g) of the Agreement is hereby deleted in its entirety and replaced with the word “Reserved.”

5.	Section 2 of Schedule 6 to the Agreement is hereby deleted in its entirety and the following inserted in its stead, to read as follows:

Seller reasonably believes each of the Projects described on the attached Schedule 1 will be Placed in Service no later than the Completion Deadline.

Execution Version

6.	Waiver. Purchaser hereby releases and discharges Sellers from any obligation that arose prior to the date hereof under Section 2.2(g) of the Agreement to designate any Project as a Cancelled Project or to provide Purchaser a Removed Project Credit for any such Cancelled Project.

7.	Miscellaneous.

a.	Ratification of Agreement. All other terms and conditions of the Agreement remain in full force and effect unless amended by the foregoing changes or any additional amendments made in a writing executed by all of the parties hereto. In the event of a conflict or ambiguity between this First Amendment and the Agreement, this First Amendment will control.

b.	Burden and Benefit. The covenants and agreements contained herein shall be binding upon and inure to the benefit of the heirs, executors, administrators, successors and permitted assigns of the respective parties hereto.

c.	Governing Law. This First Amendment shall be construed and enforced in accordance with the laws of the State of New York.

d.	Counterparts. This First Amendment may be executed in several counterparts, each of which shall be deemed to be an original copy and all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties shall not have signed the same counterpart.

e.	Separability of Provisions. Each provision of this First Amendment shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this First Amendment is determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those provisions of this First Amendment which are valid so long as the economic and legal substance of this First Amendment is not affected in any manner materially adverse to any Party.

f.	Entire Agreement. This First Amendment, the Agreement and the documents referred to herein and therein (including the schedules and exhibits attached hereto and thereto) set forth all (and are intended by all parties to be an integration of all) of the representations, promises, agreements and understandings among the parties hereto with respect to the subject matter herein and therein, and there are no representations, promises, agreements or understandings, oral or written, express or implied, among them other than as set forth or incorporated herein or therein.

[signature page follows]

IN WITNESS WHEREOF, the parties have set their signatures to this First Amendment to Development, EPC and Purchase Agreement as of the date first written above.

SELLERS:

VIVINT SOLAR DEVELOPER, LLC, a Delaware limited liability company

By:	/s/ Paul Dickson
Name:	Paul Dickson
Title:	Vice President of Operations

VIVINT SOLAR, INC., a Delaware corporation

By:	/s/ Paul Dickson
Name:	Paul Dickson
Title:	Vice President of Operations

PURCHASER:

VIVINT SOLAR AALIYAH PROJECT COMPANY, LLC, a Delaware limited liability company

By:	/s/ Paul Dickson
Name:	Paul Dickson
Title:	Vice President of Operations

Acknowledged, Agreed and Consented to by the Members of Purchaser:

STONECO IV CORPORATION,
a Delaware corporation

By:	/s/ John A. Magliano
Name:	John A. Magliano
Title:	Assistant Secretary

VIVINT SOLAR AALIYAH MANAGER, LLC, a Delaware limited liability company

By:	/s/ Paul Dickson
Name:	Paul Dickson
Title:	Vice President of Operations

Signature Page to First Amendment to Development, EPC and Purchase Agreement

(Project Aaliyah)